John Hancock Variable Insurance Trust

Supplement dated February 26, 2015

to the Statement of Additional Information (the “SAI”) dated April 30, 2014

Total Bond Market Trust B (the “fund”)

Joshua Kuhnert no longer serves as a portfolio manager to the fund. Accordingly, all references to Joshua Kuhnert as a portfolio manager to the fund are removed from the SAI. Peter Farley will continue to serve as portfolio manager to the fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.